OPPENHEIMER INTERNATIONAL BOND FUND
                    Supplement dated October 25, 1999 to the
                        Prospectus dated January 29, 1999

The Prospectus is changed as follows:

1. The supplement dated August 31, 1999 is replaced by this supplement.

2. The third paragraph of the section entitled "How the Fund is Managed" on page 14 is revised to read as follows:

     |_| Portfolio Manager. The portfolio manager of the Fund is Arthur P. Steinmetz. He became the portfolio manager on May 20, 1999, and is the person principally responsible for the day-to-day management of the Fund's portfolio. He is a Vice President of the Fund and Senior Vice President of the Manager. He is an officer and portfolio manager for other Oppenheimer funds. Mr. Steinmetz has been employed by the Manager since 1986.

     3. The first sentence of the section entitled "Buying Shares Through OppenheimerFunds AccountLink" on page 15 is revised to read as follows:

         With AccountLink, shares are purchased for your account by a transfer of money from your bank account through the Automated Clearing House
         (ACH) system.

4. The parenthetical reference "(such as Automatic Withdrawal Plans)" in the second sentence of the section "Are There Differences in Account Features that Matter to You?" on page 18 is deleted.

5. The first bulleted paragraph in the section entitled "Certain Requests Require a Signature Guarantee" on page 26, is revised to read as follows:

         |_| You wish to redeem more than $100,000 and receive a check

6. The first sentence of the section entitled "Telephone Redemptions Paid by Check" on page 27, is revised to read as follows:

         Up to $100,000 may be redeemed by telephone in any 7-day period.

                                                       (continued)



7. The second paragraph under the caption "Dividends" on page 31 is revised to read as follows:

            Dividends and distributions paid on Class A shares will generally be higher than dividends for Class B and Class C shares, which normally have higher expenses than Class A. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends or distributions.


October 25, 1999                  2                               PS0880.014

1

                       OPPENHEIMER INTERNATIONAL BOND FUND
                    Supplement dated October 25, 1999 to the
            Statement of Additional Information dated August 31, 1999

The Statement of Additional Information is changed as follows:

1. The second and third sentences of the section entitled "How to Buy Shares - AccountLink" on page 48 is revised to read as follows:

         Shares will be purchased on the regular business day you instruct the Distributor to initiate the Automated Clearing House ("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Distributor is instructed to initiate the ACH transfer before the close of The New York Stock Exchange.

2. The third paragraph of the section entitled "How to Exchange Shares - How Exchanges Affect Contingent Deferred Sales Charges" on page 63 is deleted.

3. In Appendix C the section entitled "Waivers of Class A Sales Charges of Oppenheimer Funds - Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions" on page C-4, the first bullet point is revised as follows:

|_| To make Automatic Withdrawal Plan payments that are limited to no more than 12% of the account value annually measured at the time the Plan is established, adjusted annually.

4. In the section entitled "Waivers of Class B and Class C Sales Charges of Oppenheimer Funds - Waivers for Redemptions in Certain Cases", on page C-6, number 13 under the 7th bullet (for retirement plans) is revised to read as follows:

         (13) For distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches age 59-1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value annually measured at the time the plan is established, adjusted annually.

                                                           (continued)

5. In the section entitled "Class A, Class B and Class C Contingent Deferred Sales Charge Waivers - Waivers for Redemptions of Shares Purchased Prior to March 6, 1995," on page C-8, the first bullet point is revised to read as follows:

         |_| withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the account value annually measured at the time the plan is established, adjusted annually, and

6. In the section entitled "Class A, Class B and Class C Contingent Deferred Sales Charge Waivers - Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995" on page C-9, the second bullet point is revised to read as follows:

         |_| withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the account value annually measured at the time the plan is established, adjusted annually.


October 25, 1999                                              PX0880.006